UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  April 4, 2005

                               WEST COAST BANCORP
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-10997
                                (SEC File Number)

                                   93-0810577
                        (IRS Employer Identification No.)

         5335 Meadows Road, Suite 201
         Lake Oswego, Oregon                                 97035
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 684-0884

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition.

      On April 4, 2005, West Coast Bancorp (the "Company") issued a press release announcing an after-tax charge of approximately $803,000, or $.05 per fully diluted share, for the first fiscal quarter of 2005 relating to an other-than-temporary impairment of securities, as described below. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference. This press release includes measures of future financial performance not calculated in accordance with generally accepted accounting principles in the United States (GAAP). Management uses this information, and has provided it to investors, to facilitate a better understanding of the Company's historical and expected financial performance and prior expectations.

Item 2.06.   Material Impairments.

      On April 4, 2005, the Company announced that it will record an other-than-temporary impairment charge of approximately $803,000, after tax, or $.05 per fully diluted share, in the first quarter of 2005 related to declines in the value of Freddie Mac preferred stock held in the Company's available for sale investment portfolio. The Company owns 100,000 shares of Freddie Mac Preferred Series "L" stock that were acquired November 5, 1999, at a cost of $5,000,000, which is also the book value of these securities as of March 31, 2005. The market value of the securities as of that date was $3,684,000.

      The determination to record the other-than-temporary impairment charge was made by management on April 4, 2005. In reaching its determination, management reviewed the facts and circumstances surrounding the securities, including the duration and amount of the unrealized loss, the financial condition of the issuer, and the prospects for a change in market value within a reasonable period of time. Based on its assessment, management determined that the impairment was other-than-temporary in accordance with Generally Accepted
Accounting Principles and that a charge was appropriate. The impairment is a non-cash charge and will not result in future cash expenditures.

Item 9.01.  Financial Statements and Exhibits.

      (c) Exhibits: The following exhibits are furnished with this Form 8-K:

            99.1  Press Release dated April 4, 2005.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WEST COAST BANCORP


Dated:  April 5, 2005              By: /s/ Richard R. Rasmussen
                                       -----------------------------------------
                                       Richard R. Rasmussen
                                       Executive Vice President, General Counsel
                                          and Secretary